UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Eagle Overseas Variable Fund
advised by Arnhold and S. Bleichroeder Advisers, LLC

ANNUAL REPORT
December 31, 2005

First Eagle Overseas Variable Fund

THE PRESIDENT’S LETTER

John P. Arnhold	Dear Shareholder,

In the past six-month period since our last communication we have seen increased volatility in most world markets, surging energy prices, rising interest rates and tragic natural disasters. That said our investment team has stayed the course, employing the same time-tested value approach we have been using for generations. This approach has again proven its worth with the First Eagle Overseas Variable Fund again ending the year well into positive territory.

Though the world around us is becoming more complex, our mission remains clear—to attempt to preserve capital regardless of market conditions and when possible, increase it. Our team has remained true to its investment tenets. Throughout our firm’s 200 year history, the integrity of the investment process has been of paramount importance to us.

So many years ago Ben Graham warned “the future is uncertain,” and thus we focus on capital preservation first and foremost. By seriously considering the risks of what could go wrong, we attempt to minimize investment risk for our shareholders and ourselves. We understand that investing is a serious business, and that we are the trusted guardians of many of our shareholders’ financial futures. I assure you that we are acutely aware of this responsibility.

Sincerely,

John P. Arnhold
President

January 2006

First Eagle Overseas Variable Fund
LETTER FROM THE PORTFOLIO MANAGER

Charles de Vaulx	Dear Shareholder:

This past year was a refreshing one, as it helped debunk a few myths. For instance, the widely held belief that “U.S. markets almost always outperform foreign markets” or that the diversification benefits provided by international investing are less than they used to be (due to increased correlation between the U.S. and foreign markets).

After the nice run stock markets had this year (especially foreign markets), the discount from estimated intrinsic value at which the Fund’s holdings are currently trading are low, providing less of our desired “margin of safety” than eighteen months ago. Even though the Fund holds mostly well-capitalized companies that have scope to see their intrinsic values grow over time, our investors’ expectations regarding medium-term returns ought to be modest. In the unpredictable short term, my team of nine analysts and myself, expect Mr. Market to serve us, whether it decides to go up or down.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

January 2006

First Eagle Overseas Variable Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the twelve-months ending December 31, 2005, international markets performed favorably with certain countries—including Japan and South Korea—showing outstanding strength. Overseas, Japan’s Nikkei 225 Index rose 40.2% and the South Korean Kospi Index rose 52.9% during the twelve months. Both markets benefited from an improved economic outlook as well as very attractive valuation levels. Worldwide, “value” stocks performed slightly better than “growth” stocks, the former benefiting from higher corporate earnings in many cyclical businesses and increased corporate activity (takeovers, going private transactions including in unlikely places such as Japan). Oil rose nearly $18 since December 31, 2004 to $61 per barrel as of year end 2005. The U.S. dollar rebounded, reducing somewhat the contribution from sharply higher foreign markets. In particular, the U.S. dollar strengthened 15% during the year against the yen. Gold reached a high of $528 on December 12th as concerns about inflation began to rise. Bond markets were somewhat volatile and they finished the period on a downbeat note (with the 30-year Treasury Bond yielding close to 4.5% on December 31, 2005).

The performance of the Fund’s shares rose 21.46% for the year ended December 31, 2005, while the MSCI EAFE Index was up 13.54% over the period. The stocks that helped the performance of the First Eagle Overseas Variable Fund came from a variety of industries and countries. Samsung Electronics Company, Limited Pfd. (technology, South Korea), Wendel Investissement (holding company, France), EnCana Corporation (energy, Canada), Sodexho Alliance SA (corporate services, France), Kuehne & Nagel International AG (freight forwarding, Switzerland) and Toyota Motor Corporation (automotive, Japan) were among some of the more successful individual stocks that added to returns. Conversely, Ono Pharmaceutical Company, Limited (Japan), Newmont Mining Corporation (U.S.), and Shimano Inc. (Japan) detracted from fund performance during the period.

Corporate activity helped during the year with takeovers of Societ ´ e´ du Louvre Reg D (France), and Aggregate Industries Plc (U.K.).

On December 31, 2005, the Fund was approximately 15% hedged to protect against a possible decline in the Japanese yen, down from 35% last year. The Fund was approximately 25% hedged against the euro, which was consistent with last year, believing the latter to remain somewhat undervalued against the U.S. dollar.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

January 2006

First Eagle Overseas Variable Fund
Fund Expenses
(unaudited)

Example

As a shareholder of the First Eagle Variable Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

This Example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Overseas Variable Fund	14.46%	$1,000.00	$1,144.58	$6.49

(1)	For the six months ended December 31, 2005.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)	Expenses are equal to the annualized expense ratio of 1.20% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Variable Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Variable Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Variable Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Actual Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,019.16	$6.11

(1)	For the six months ended December 31, 2005.

(2)	Expenses are equal to the annualized expense ratio of 1.20% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND Data as of December 31, 2005 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund seeks long-term growth of capital.

ASSET ALLOCATION

COUNTRIES

France	22.38%
Japan	19.06%
Switzerland	10.54%
South Korea	8.69%
United Kingdom	6.46%
Italy	3.23%
United States	2.98%
Germany	2.83%
Netherlands	2.66%
South Africa	2.55%
Spain	1.47%
Singapore	1.40%
Ireland	0.85%
Belgium	0.77%
Hong Kong	0.60%
New Zealand	0.56%
Malaysia	0.51%
Canada	0.46%
Chile	0.23%
Indonesia	0.20%
Luxembourg	0.20%
Thailand	0.07%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS
	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (2-3-97)

First Eagle Overseas Variable Fund	21.46%	23.80%	18.43%
MSCI EAFE Index	13.54%	4.55%	6.29%
Consumer Price Index	3.42%	2.49%	2.41%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Samsung Electronics Company Limited Pfd. (South Korean electronics company)	4.19%
Wendel Investissement (French holding company)	4.06%
Kuehne & Nagel International AG (Swiss freight company)	3.45%
Robertet SA (French perfume and food flavoring company)	3.22%
Pargesa Holding SA (Swiss holding company)	3.05%
Sodexho Alliance SA (French food management company)	2.72%
Vivendi Universal (French media company)	2.58%
Shimano Inc. (Japanese manufacturer of bicycle parts)	2.51%
Nestlé SA (Swiss food manufacturer)	2.38%
Rémy Cointreau SA (French beverage company)	2.26%

First Eagle Overseas Variable Fund
SCHEDULE OF INVESTMENTS
December 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(83.70%)
	Belgium (0.77%)
55,000	Deceuninck (1)	$962,375	$1,610,223
	Canada (0.46%)
21,399	EnCana Corporation (3)	228,388	966,379
	Chile (0.23%)
45,000	Quinenco SA ADR (8)	181,973	486,450
	France (20.88%)
84,700	Wendel Investissement (7)	1,668,451	8,501,260
43,661	Robertet SA (2)	5,741,189	6,750,210
138,521	Sodexho Alliance SA (1)	3,903,269	5,702,206
172,600	Vivendi Universal SA (10)	5,474,189	5,402,300
100,000	Rémy Cointreau SA (2)	2,987,412	4,731,600
32,605	L’Oréal SA (2)	2,432,631	2,422,099
27,000	Essilor International SA (6)	1,642,122	2,178,192
14,760	Neopost SA (8)	805,142	1,478,828
25,000	Laurent-Perrier (2)	758,516	1,419,480
1,750	Sucriére de Pithiviers-le-Vieil (2)	576,693	1,210,994
20,200	Accor SA (1)	961,282	1,110,142
2,980	Total SA (3)	802,379	748,014
23,510	Télévision Française 1 SA (10)	618,803	651,866
10,000	Gaumont SA (10)	492,848	593,224
11,000	Cap Gemini SA (a)(14)	381,114	441,234
18,000	Sabeton SA (7)	229,529	254,016
2,000	Didot-Bottin SA (a)(7)	126,999	149,282

		29,602,568	43,744,947

	Germany (2.83%)
42,000	Fraport AG (15)	1,645,038	2,230,713
20,000	Hornbach Holding AG Pfd. (13)	898,404	1,682,084
24,730	Vossloh AG (15)	1,208,700	1,202,303
14,800	Pfeiffer Vacuum Technology AG (8)	510,351	808,295

		4,262,493	5,923,395

	Hong Kong (0.60%)
1,059,500	Shaw Brothers (Hong Kong) Limited (10)	889,158	1,263,977

	Indonesia (0.20%)
575,000	PT Bat Indonesia Tbk (a)(2)	604,783	424,084

	Italy (3.23%)
250,000	Italcementi S.p.A. RNC (9)	1,162,105	3,164,257
40,546	Italmobiliare S.p.A. RNC (9)	2,019,828	2,124,710
250,000	Gewiss S.p.A. (8)	597,083	1,487,497

		3,779,016	6,776,464

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	Japan (19.06%)
200,000	Shimano Inc. (1)	$3,065,595	$5,253,569
89,600	Toyota Motor Corporation (1)	3,260,713	4,646,460
100,000	Ono Pharmaceutical Company, Limited (6)	3,927,311	4,516,375
460,000	Aioi Insurance Company, Limited (4)	1,548,726	3,196,204
85,000	Secom Joshinetsu Company, Limited (8)	1,544,591	2,045,503
127,000	T. Hasegawa Company, Limited (2)	1,861,823	1,888,616
31,500	Secom Company, Limited (8)	1,248,725	1,646,867
200,000	NIPPONKOA Insurance Company, Limited (4)	706,596	1,603,186
57,750	Nitto Khoki Company, Limited (8)	1,021,311	1,580,583
59,300	Olympus Corporation (6)	1,248,304	1,557,683
50,000	Matsumoto Yushi-Seiyaku Company, Limited (9)	1,098,109	1,376,944
35,000	Dydo Drinco Inc. (2)	761,747	1,301,953
56,400	Toho Company, Limited (10)	524,422	1,261,670
55,000	Chofu Seisakusho Company, Limited (1)	749,181	1,218,701
85,000	Chubu Nippon Broadcasting Company, Limited (10)	958,095	1,044,359
7,500	ASAHI Broadcasting Corporation (10)	437,961	1,009,194
55,000	Maezawa Kasei Industries Company, Limited (8)	853,757	943,736
100,000	Sansei Yusoki Company, Limited (8)	839,966	847,350
22,000	Mandom Corporation (2)	401,762	520,103
25,000	TKC Corporation (8)	429,716	519,002
35,000	Poplar Company, Limited (2)	450,814	479,558
6,800	Canon Inc. (14)	357,002	397,577
50,000	Shingakukai Company, Limited (1)	385,310	361,395
32,200	Seikagaku Corporation (6)	176,280	352,245
5,200	Astellas Pharma Inc. (6)	208,698	202,686
5,000	Tokyu Community Corporation (8)	69,058	136,423
1,400	Nissin Food Products Company, Limited (2)	40,094	40,452

		28,175,667	39,948,394

	Luxembourg (0.20%)
2,000	Societe Financiere Luxembourgeoise (7)	311,400	423,478

	Malaysia (0.51%)
1,000,000	POS Malaysia & Services Holdings Berhad (8)	524,760	1,068,924

	Netherlands (2.36%)
71,150	Heineken Holding NV (2)	2,211,406	2,088,934
50,000	Telegraaf Media Groep NV (10)	1,294,039	1,079,396
35,000	Koninklijke Grolsch NV (2)	862,910	904,623
12,052	USG People NV (8)	100,015	510,376
10,911	Arcadis NV (8)	113,844	345,897

		4,582,214	4,929,226

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)
	New Zealand (0.56%)
375,000	News and Media NZ Limited exchangeable preference shares (10)	$863,093	$1,125,795
210,000	Evergreen Forests Limited (a)(11)	49,953	38,686

		913,046	1,164,481

	Singapore (1.40%)
500,000	Haw Par Corporation Limited (8)	1,015,622	1,548,360
700,000	Singapore Airport Terminal Services Limited (15)	724,759	1,001,774
1,000,000	Del Monte Pacific Limited (2)	239,759	381,829

		1,980,140	2,931,963

	South Africa (2.55%)
750,000	Mvelaphanda Resources Limited (a)(12)	2,421,152	2,721,335
149,250	Gold Fields Limited ADR (12)	1,703,031	2,631,277

		4,124,183	5,352,612

	South Korea (8.69%)
18,000	Samsung Electronics Company, Limited Pfd. (14)	2,740,388	8,772,208
100,000	Hyundai Pharmaceutical Industries Company, Limited (6)	887,888	2,138,958
30,000	Tae Young Corporation (16)	973,342	2,114,144
1,500	Lotte Confectionery Company, Limited (2)	360,172	1,780,645
57,954	SK Telecom Company, Limited ADR (14)	1,173,287	1,175,887
45,000	Kukdong Electric Wire Company, Limited (f)(14)	646,442	1,116,625
1,490	Nam Yang Dairy Products Company, Limited (2)	361,713	848,893
28,530	Daeduck Electronics Company, Limited (14)	172,546	257,690

		7,315,778	18,205,050

	Spain (1.47%)
66,490	Corporacion Financiera Alba SA (7)	2,103,451	3,087,053

	Switzerland (10.54%)
25,700	Kuehne & Nagel International AG (15)	1,352,807	7,238,474
75,000	Pargesa Holding SA (7)	3,548,366	6,397,051
16,730	Nestle ´ SA (2)	4,494,049	4,998,206
425	Metall Zug PC AG (1)	465,010	1,404,766
20	Metall Zug AG (1)	223,140	539,739
2,000	Edipresse SA (10)	675,882	817,971
21,250	Micronas Semiconductor Holding AG (a)(14)	758,612	702,706

		11,517,866	22,098,913

	Thailand (0.07%)
20,000	The Oriental Hotel Public Company Limited (1)	88,922	155,027

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

	Number of Shares		Cost (Note 1)	Value (Note 1)

		Common and Preferred Stocks—(continued)
		United Kingdom (5.45%)
	450,000	Associated British Ports Holding Plc (15)	$3,994,905	$4,540,345
	294,550	Millennium & Copthorne Hotel Plc (1)	1,526,776	2,025,150
	124,290	Spirax-Sarco Engineering Plc (8)	701,517	1,885,338
	51,145	Anglo American Plc (12)	1,196,228	1,739,752
	312,550	JZ Equity Partners Plc (4)	540,141	1,026,103
	32,840	The Vitec Group Plc (10)	208,262	211,677

			8,167,829	11,428,365

		United States (1.64%)
	94,040	News Corporation, Class ‘A’ (10)	1,398,464	1,462,322
	15,000	Freeport-McMoRan Copper & Gold Inc., Preferred
		Series ‘C’ (c)(f)(12)	438,425	779,700
	26,550	Liberty Global Inc. (a)(10)	612,745	597,375
	28,130	Liberty Global Inc. Series ‘C’ (a)(10)	610,320	596,356

			3,059,954	3,435,753

		Total Common and Preferred Stocks	113,375,964	175,425,158

	Principal Amount

		Note and Bonds (5.00%)
		Gold-Linked Note (1.34%)
	$2,000,000	HSBC Gold-Linked Note 0% due
		1/13/2006 (a)(b)(c)(d)(e)(12)	2,000,000	2,807,800

		U.S. Dollar Bond (0.27%)
	500,000	Fimep SA 10 ½ % due 2/15/2013 (8)	500,000	567,500

		Non U.S. Dollar Bonds (3.39%)
GBP	500,000	EMI Group Limited Plc 8 ¼% due 5/20/2008 (10)	821,236	931,531
EUR	1,397,563	Republic of France O.A.T. 3% due 7/25/2009 (g)(5)	1,810,008	1,765,956
EUR	1,675,000	Waterford Wedgwood Plc 9 7/8 % due 12/01/2010 (b)(1)	1,993,596	1,768,362
GBP	615,000	Enodis Plc 10 ½ % due 4/15/2012 (8)	1,010,522	1,182,979
EUR	350,000	UPC Holding BV 8 5/8% due 1/15/2014 (10)	407,125	401,077
EUR	50,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	57,729	57,297
EUR	100,000	UPC Holding BV 7¾% due 1/15/2014 (10)	111,307	110,749
EUR	50,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	55,677	55,375
EUR	650,000	Ray Acquisition SCA 9 3/8% due 3/16/2015 (b)(8)	780,045	818,863

			7,047,245	7,092,189

		Total Note and Bonds	9,547,245	10,467,489

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2005

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short Term Investments (10.74%)
$9,893,000	RaboBank USA Finance Corporation 4.00% due 1/03/2006	$9,890,802		$9,890,802
3,266,000	Hitachi, Limited 4.28% due 1/12/2006	3,261,729		3,261,729
1,442,000	Hitachi, Limited 4.27% due 1/19/2006	1,438,921		1,438,921
4,579,000	BMW US Capital LLC 4.22% due 1/19/2006	4,574,706		4,574,706
3,360,000	Diageo Capital Plc 4.30% due 2/07/2006	3,345,151		3,345,151

	Total Short Term Investments	22,511,309		22,511,309

	Total Investments (99.44%)	$145,434,518	*	208,403,956	**

	Other assets in excess of liabilities (0.56%)			1,176,597

	Net assets (100.00%)			$209,580,553

*	At December 31, 2005 the cost of investments for federal income tax purposes was $152,620,010.

**	Gross unrealized appreciation and depreciation of investments for federal income tax purposes at December 31, 2005 were $56,848,407 and $1,064,461, respectively (net appreciation was $55,783,946).

Foreign Currencies	Sector/Industry Classifications

EUR—euro	(1) Consumer Discretionary
GBP —pound sterling	(2) Consumer Staples
(3) Energy
(4) Financials
(5) Government Issues
(6) Health Care
(7) Holding Companies
(8) Industrials
(9) Materials
(10) Media
(11) Paper and Forest Products
(12) Precious Metals
(13) Retail
(14) Technology and Telecommunications
(15) Transportation
(16) Utilities

(a)	Non-income producing security.

(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.

(d)	Security for which there is less than three market makers.

(e)	Leveraged 2 to 1 to the price of gold bullion.

(f)	Security valued in accordance with fair value procedures under the supervision of the Board of Trustees. (g) Inflation protected security.

(g)	Inflation protected security.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
Investments, at value (cost $145,434,518) (Note 1)	$208,403,956
Cash	29,070
Receivable for investment securities sold	238,643
Receivable for forward currency contracts held, at value (Notes 1 and 6)	1,052,188
Receivable for Fund shares sold	134,508
Accrued interest and dividends receivable	350,703
Other assets	1,349

Total Assets	210,210,417

Liabilities:
Foreign cash due from broker	67,605
Payable for forward currency contracts held, at value (Notes 1 and 6)	39,402
Payable for Fund shares redeemed	117,551
Investment advisory fees payable (Note 2)	131,437
Administrative costs payable (Note 2)	7,133
Distribution fees payable (Note 3)	129,051
Accrued expenses and other liabilities	137,685

Total Liabilities	629,864

Net Assets:
Capital stock (par value, $0.001 per share)	6,879
Capital surplus	121,844,042
Net unrealized appreciation (depreciation) on:
Investments	62,969,438
Forward currency contracts	1,012,786
Foreign currency related transactions	(10,376)
Undistributed net realized gains on investments	22,369,480
Undistributed net investment income	1,388,304

Net Assets (Note 1)	$209,580,553

Net Asset Value per Share (NAV) (based on 6,879,304 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$30.47
Maximum Offering Price per Share	$30.47

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

Investment Income:
Income:
Dividends (net of $339,955 foreign taxes withheld)	$2,915,298
Interest	1,177,091

Total income	4,092,389

Expenses:
Investment advisory fees (Note 2)	1,426,366
Administrative costs (Note 2)	40,848
Distribution fees (Note 3)	475,455
Shareholder servicing agent fees	159,545
Custody fees	84,545
Legal fees	58,080
Printing fees	51,531
Professional fees	38,793
Accounting fees	30,093
Trustees’ fees	5,475
Insurance fees	5,306
Registration and filing fees	4,563
Miscellaneous fees	1,678

Total expenses	2,382,278
Expense reductions due to earnings credits (Note 1)	(3,890)

Net expenses	2,378,388

Net investment income (Note 1)	1,714,001

Realized and Unrealized Gains on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gain from:
Investment transactions	29,827,389
Foreign currency related transactions	1,061,126

30,888,515

Change in unrealized appreciation (depreciation) of:
Investment transactions	2,610,428
Foreign currency related transactions	2,724,431

5,334,859
Net gain on investments and foreign currency related transactions	36,223,374

Net Increase in Net Assets Resulting from Operations	$37,937,375

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,

	2005	2004

Operations:
Net investment income	$1,714,001	$1,452,134
Net realized gain from investments and foreign currency related transactions	30,888,515	17,725,211
Increase in unrealized appreciation (depreciation) of investments and foreign currency related transactions	5,334,859	18,873,038

Net increase in net assets resulting from operations	37,937,375	38,050,383

Distributions to Shareholders:
Dividends paid from net investment income	(4,357,960)	(3,800,285)
Distributions paid from net realized gains from investment transactions	(13,665,858)	(3,987,182)

Decrease in net assets resulting from distributions	(18,023,818)	(7,787,467)

Fund Share Transactions (Note 5):
Net proceeds from shares sold	27,335,656	31,007,375
Net asset value of shares issued for reinvested dividends and distributions	18,009,376	7,787,467
Cost of shares redeemed	(34,931,146)	(17,452,108)

Increase in net assets from Fund share transactions	10,413,886	21,342,734

Net increase in net assets	30,327,443	51,605,650

Net Assets (Note 1):
Beginning of year	179,253,110	127,647,460

End of year (including undistributed net investment income of $1,388,304 and $103,410, respectively.)	$209,580,553	$179,253,110

See Notes to Financial Statements.

First Eagle Overseas Variable Fund
NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid price on such date, valuation will be at such bid price). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid price on such date, valuation will be at such bid price), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)). All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value. London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly trade securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

(b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. In computing investment income, the Fund amortizes discounts and premiums on debt obligations.

(c) Expenses—Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

First Eagle Overseas Variable Fund
NOTES TO FINANCIAL STATEMENTS—(Continued)

(d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities.

However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

(e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

(f) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$13,414,728
Undistributed net realized gain on investments	18,541,159
Net unrealized appreciation on investments	55,773,745

$87,729,632

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to wash sales and the treatment of passive foreign investment companies.

(g) Reclassification of Capital Accounts—On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses, passive foreign investment companies and distributions paid in connection with the redemption of fund shares for federal income tax purposes, a reclassification has been made to increase undistributed net investment income in the amount of $3,928,853, decrease undistributed net realized gain on investments in the amount of $12,359,493 and increase capital surplus in the amount of $8,430,640.

(h) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

(i) Use of estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

First Eagle Overseas Variable Fund
NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended December 31, 2005, the Fund reimbursed the Adviser $40,848 under this arrangement.

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $1,797.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2005, the distribution fees incurred by the Fund were $475,455.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2005, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $55,816,436 and $77,121,985, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004

Shares sold	931,413	1,280,110
Shares issued for reinvested dividends and distributions	600,113	296,778
Shares redeemed	(1,174,308)	(706,678)

Net increase	357,218	870,210

First Eagle Overseas Variable Fund
NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6—Commitments

As of December 31, 2005, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $1,012,786.

Transaction Hedges: Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at December 31, 2005	Unrealized Appreciation at December 31, 2005	Unrealized Depreciation at December 31, 2005

1/05/06	7,340,293	Japanese yen	$62,280	$62,198	$82	$—
1/06/06	12,844,756	Japanese yen	109,004	108,840	164	—

			171,284	171,038	246	—

Portfolio Hedges: Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at December 31, 2005	U.S. $ To Be Delivered	Unrealized Appreciation at December 31, 2005	Unrealized Depreciation at December 31, 2005

5/17/06	152,016,000	Japanese yen	1,292,763	1,327,783	—	(35,020)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at December 31, 2005	Unrealized Appreciation at December 31, 2005	Unrealized Depreciation at December 31, 2005

2/15/06	801,223,000	Japanese yen	7,511,990	6,820,394	691,596	—
5/10/06	6,118,000	euro	7,610,366	7,250,020	360,346	—
5/10/06	7,952,000	euro	9,467,706	9,472,088	—	(4,382)

			24,590,062	23,542,502	1,051,942	(4,382)

			$26,054,109	$25,041,323	$1,052,188	$(39,402)

Note 7—Change in Independent Registered Public Accounting Firm (unaudited)

KPMG LLP’s (“KPMG”) appointment as the independent registered public accountants for the Trust was terminated effective January 30, 2006. The Trust’s Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s new independent registered public accountants for the fiscal year ending December 31, 2006. A majority of the Trusts’s Board of Trustees, including a majority of the independent trustees approved the appointment of PwC.

The reports of KPMG on the Trust’s financial statements for each of the two fiscal years in the period ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with KPMG during the Trust’s two most recent fiscal years for the period ended December 31, 2005 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years.

First Eagle Overseas Variable Fund
FINANCIAL HIGHLIGHTS

	For the Year Ended December 31,

	2005	2004	2003	2002	2001

Selected Per Share Data[a]
Net asset value, beginning of year	$27.48	$22.58	$14.96	$13.16	$14.01

Income from investment operations:
Net investment income	0.27	0.23	0.20	0.04	0.14
Net realized and unrealized gains on investments	5.58	5.92	7.43	2.02	0.84

Total from investment operations	5.85	6.15	7.63	2.06	0.98

Less distributions:
Dividends from net investment income	(0.69)	(0.61)	(0.01)	(0.04)	(0.68)
Dividends from capital gains	(2.17)	(0.64)	(0.00)[b]	(0.22)	(1.15)

	(2.86)	(1.25)	(0.01)	(0.26)	(1.83)

Net asset value, end of year	$30.47	$27.48	$22.58	$14.96	$13.16

Total Return	21.46%	27.50%	51.01%	15.72%	7.46%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$209,581	$179,253	$127,647	$63,730	$18,027
Ratio of operating expenses to average net assets[c]	1.25%	1.31%	1.37%	1.49%	1.50%
Ratio of net investment income to average net assets[d]	0.90%	0.95%	1.12%	0.31%	0.94%
Portfolio turnover rate	32.76%	32.43%	12.22%	27.93%	37.80%

[a]	Per share amounts have been calculated using the average shares method.

[b]	Amount represents less than $0.01 per share.

c

The annualized ratios of operating expenses to average net assets for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 would have been 1.25%, 1.31%, 1.37%, 1.49% and 2.08%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

[d]

The annualized ratios of net investment income to average net assets for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 would have been 0.90%, 0.95%, 1.12%, 0.31% and 0.36%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
First Eagle Overseas Variable Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investment, of First Eagle Overseas Variable Fund (the “Fund”), portfolio of First Eagle Variable Funds, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

First Eagle Overseas Variable Fund
TAX INFORMATION
(unaudited)

The Fund designates the following amounts distributed during the fiscal year ended December 31, 2005, if any, as capital gain dividends and/or dividends eligible for corporate dividends received deduction:

	Ordinary Income		% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains

	2005	2004		2005	2004

First Eagle Overseas Variable Fund	$7,305,251	$7,102,170	2.42%	$10,718,567	$685,297

*

First Eagle Overseas Variable Fund paid foreign taxes of $339,955 and recognized foreign source income of $3,809,405. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment company taxable income during calendar year 2005.

First Eagle Overseas Variable Fund
ADDITIONAL INFORMATION
(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950).	Trustee	December 2005 to present	James T. Shorwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6

Chair, Social Science Research Council; Member, American Political Science Association; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Member, Carnegie Council on Ethics and International Affairs; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, First Eagle Funds (Chair) (5 portfolios)

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor / Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, RenaissanceRe Holdings, Limited; Member, the University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present	President, Lingold Associates	6	Trustee, New York Foundation; Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St.Anselm College; Trustee, First Eagle Funds (5 portfolios)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act, as amended.

(2)	The term of office of each Trustee expires on his/her 70th birthday.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Renssalaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Independent Consultant/Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Trustee, First Eagle Funds(5 portfolios)

(1)	The term of office of each Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold (3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK Limited	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Trustee, First Eagle Funds
(5 portfolios)

James E. Jordan (4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director, JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Funds
(5 portfolios)

(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.

(2)	The term of office of each Trustee expires on his/her 70th birthday.

(3)

Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment advisor and principal underwriter. (4) The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person” of the Trust within the meaning of the Investment Company Act.)

(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person” of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table related to Interested Trustees

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present(with portfolio management responsibility since December 1996)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC and Chief Compliance Officer, First Eagle Funds from February 2005; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Funds

Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Variable Funds; Vice President, SG Cowen Securities Corp. from prior to 1999

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds; Senior Accountant, Bank of New York from prior to July 2001

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 8, 2005. In doing so, the Trustees considered the desirability of continuing the Fund’s historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund’s net management fee was approximately the same as or lower than its renewed peer group average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

First Eagle Overseas Variable Fund
1345 Avenue of the Americas
New York, NY 10105

TRUSTEES AND OFFICERS

Trustees
Lisa Anderson	James E. Jordan
John P. Arnhold	William M. Kelly
Candace K. Beinecke (Chair)	Paul J. Lawler
Jean D. Hamilton	Dominique M. Raillard

Officers
John P. Arnhold	President
Charles de Vaulx	Senior Vice President
Robert Bruno	Chief Operations and Financial Officer
Mark D. Goldstein	Chief Compliance Officer
Suzan J. Afifi	Vice President and Secretary
Stefanie Spritzler	Vice President and Treasurer
Edwin S. Olsen	Vice President
Michael Luzzatto	Assistant Vice President
Winnie Chin	Assistant Treasurer
Philip Santopadre	Assistant Treasurer

INVESTMENT ADVISER	UNDERWRITER

ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC 1345 Avenue of the Americas New York, NY 10105	FIRST EAGLE FUNDS DISTRIBUTORS, A DIVISION OFASB SECURITIES LLC 1345 Avenue of the Americas New York, NY 10105

LEGAL COUNSEL	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SHEARMAN & STERLING LLP 599 Lexington Avenue New York, NY 10022	KPMG LLP 345 Park Avenue New York, NY 10154

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY 801 Pennsylvania Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT

DST SYSTEMS, INC. 330 West 9th Street Kansas City, MO 64105

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$25,000	$12,100

Audit-Related Fees	0	0

Tax Fees	$12,650	$12,250

All Other Fees	0	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1)The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation  S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2005 and 2004.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation as of a date within 90 days prior to the filing date of this report, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date March 8, 2006

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date March 8, 2006

*          Print the name and title of each signing officer under his or her signature.